                                                                     EXHIBIT 3.2



                         RESTATED AND AMENDED BYLAWS OF
                              VARI-L COMPANY, INC.

                                TABLE OF CONTENTS

                                                                                                               PAGE
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ARTICLE I    Officers.............................................................................................1

                  Section 1.        Offices and Qualification.....................................................1
                  Section 2.        Election and Term.............................................................1
                  Section 3.        Subordinate Officers..........................................................1
                  Section 4.        Removal.......................................................................1
                  Section 5.        Resignation...................................................................1
                  Section 6.        Vacancies.....................................................................1
                  Section 7.        The President.................................................................2
                  Section 8.        The Vice President............................................................2
                  Section 9.        The Secretary.................................................................2
                  Section 10.       The Treasurer.................................................................3
                  Section 11.       The Controller................................................................4
                  Section 12.       The Chief Scientific Officer..................................................5

ARTICLE II   Directors............................................................................................5

                  Section 1.        Number, Election and Term.....................................................5
                  Section 2.        Qualifications................................................................5
                  Section 3.        Duties........................................................................5
                  Section 4.        Chairman of the Board.........................................................6
                  Section 5.        Executive and Other Committees................................................6
                  Section 6.        Annual and Regular Meetings...................................................7
                  Section 7.        Special Meetings..............................................................7
                  Section 8.        Place of Meetings.............................................................7
                  Section 9.        Notice........................................................................7
                  Section 10.       Waiver of Notice and Approval of Action.......................................7
                  Section 11.       Meetings by Conference Telephone or Similar Communications Equipment..........8
                  Section 12.       Action by Directors Without a Meeting.........................................8
                  Section 13.       Quorum and Manner of Acting...................................................8
                  Section 14.       Compensation of Directors.....................................................8
                  Section 15.       Vacancies.....................................................................8
                  Section 16.       Removal of Directors..........................................................9
                  Section 17.       Resignation...................................................................9

ARTICLE III  Shares...............................................................................................9

                  Section 1.        Certificates..................................................................9
                  Section 2.        Transfers.....................................................................9
                  Section 3.        Lost Certificates.............................................................9
                  Section 4.        Stock Certificate and Transfer Books.........................................10
                  Section 5.        Voting of Shares.............................................................10
                  Section 6.        Closing Transfer Books and Fixing Record Date................................10

                                TABLE OF CONTENTS

                                                                                                               PAGE
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                  Section 7.        Issuance of Fractional Shares or Scrip.......................................11

ARTICLE IV   Shareholders........................................................................................11

                  Section 1.        Annual Meeting...............................................................11
                  Section 2.        Special Meetings.............................................................11
                  Section 3.        Place of Meetings............................................................12
                  Section 4.        Notice of Meetings...........................................................12
                  Section 5.        Meetings by Conference Telephone or Similar Communications Equipment.........12
                  Section 6.        Action by Shareholders Without a Meeting.....................................12
                  Section 7.        Election of Directors........................................................12
                  Section 8.        Quorum and Manner of Acting..................................................12
                  Section 9.        Waiver of Notice and Approval of Action......................................13
                  Section 10.       Order of Business............................................................13

ARTICLE V    Dividends...........................................................................................13

ARTICLE VI   Indemnification.....................................................................................14

                  Section 1.        Definitions..................................................................14
                  Section 2.        Permissive Indemnification of Directors......................................15
                  Section 3.        Mandatory Indemnification of Directors.......................................16
                  Section 4.        Prohibited Indemnification of Directors......................................16
                  Section 5.        Authority for Permissive Indemnification of Directors........................16
                  Section 6.        Advances of Expenses.........................................................16
                  Section 7.        Indemnification of Officers, Employees and Agents............................17
                  Section 8.        Required Notice to Shareholders..............................................17
                  Section 9.        Rights, Powers and Duties Not Exclusive......................................17

ARTICLE VII  Personal Liability..................................................................................18

                  Section 1.        Liability Insurance..........................................................18
                  Section 1.        Colorado Corporation Code....................................................18
                  Section 2.        Corporate-Seal...............................................................18
                  Section 3.        Benefit Program..............................................................18
                  Section 4.        Reimbursement by Officers of Expenses........................................18

ARTICLE IX   Definitions.........................................................................................19

ARTICLE X    Amendments..........................................................................................21

                         RESTATED AND AMENDED BYLAWS OF
                              VARI-L COMPANY, INC.


                                    ARTICLE I
                                    Officers

         Section 1. Offices and Qualification. The officers of this Corporation shall be a president, one or more Vice Presidents, a Secretary, a Treasurer, the Chairman of the Board a Chief Scientific Officer, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold any two of said offices (except the same person shall not be both President and Vice President, or President and Secretary), but no such officer shall execute, acknowledge or verify any instruments in more than one capacity if such instrument is required by law or by these Bylaws or by resolution of the Board of Directors to be executed, acknowledged or verified by any two or more officers. The officers of this Corporation shall be natural persons of the age of eighteen (18) years or older.

         Section 2. Election and Term. The officers of this Corporation shall be elected annually by the Board of Directors at a meeting held immediately after the annual meeting of shareholders. Election shall be by ballot, and a majority of the votes cast shall be necessary to elect. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article, shall hold office until such officer's successor shall have been duly elected and qualified, or until such officer's death, resignation, or removal in the manner hereinafter provided.

         Section 3. Subordinate Officers. The Board of Directors may appoint such other subordinate officers to hold office for such periods of time, have such authority and perform such duties as may be considered desirable, and the Board of Directors may delegate to any officer the power to appoint any such subordinate officers.

         Section 4. Removal. The officers specifically designated in Section 1 of this Article may be removed by the vote of a majority of the whole Board of Directors at a meeting of the Board called for that purpose whenever in the Board's judgment the best interests of this Corporation will be served thereby. The officers appointed in accordance with the provisions of Section 3 of this Article may be removed, either with or without cause by a majority vote of the directors present at a meeting called for that purpose, or by the officer to whom such power of removal may be delegated by the Board of Directors.

         Section 5. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or Secretary of this Corporation. Any such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 6. Vacancies. A vacancy occurring in any office because of death, resignation, removal, disqualification, or any other cause shall be filled for the unexpired portion of the term of office by the Board of Directors, except that in the case of a vacancy occurring in an office filled in accordance with the provisions of Section 3 of this Article, such vacancy may be filled by any officer to whom such power may be delegated by the Board of Directors.

         Section 7. The President. The President shall be the active executive officer of this Corporation and shall exercise detailed supervision over the business of this Corporation and over its several officers, subject, however, to the control of the Board of Directors. The President shall preside at meetings of the shareholders and shall perform all duties as from time to time may be assigned to the President by the Board of Directors.

         The President shall execute all deeds, conveyances, deeds of trust, bonds and other contracts under the seal of this Corporation except where otherwise permitted by law and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of this Corporation.

         Section 8. The Vice President. The Vice President shall perform such duties as are given to the Vice President by these Bylaws or assigned by the Board of Directors. The Vice President shall perform all the duties of the President in Case of the disability or absence of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may from time to time appoint more than one Vice President, each of whom shall perform the duties designated by the Board of Directors.

         Section 9. The Secretary. The Secretary shall:

                  (a) Keep or cause to be kept correct and complete minutes of the proceedings of this Corporation's shareholders and Board of Directors and committees having any of the authority of the Board of Directors;

                  (b) Keep or cause to be kept the seal of this Corporation;

                  (c) Affix the seal to all share certificates and to all documents requiring such seal;

                  (d) Keep or cause to be kept correct and complete share and transfer books reflecting the number of shares issued and outstanding, the manner in which and the time when the consideration for such shares is received, and the names and addresses of the holders of such shares;

                  (e) Cause to be kept at this Corporation's registered office or principal place of business or at the office of the transfer agent or registrar a record of shareholders, setting forth the names and addresses of all shareholders and the number and class of the shares held by each;

                  (f) Make available to any member of the Board of Directors or to any person who has been a holder of record of shares for at least three (3) months immediately preceding his demand or who is the holder of record of at least five percent (5%) of all outstanding shares of this Corporation upon written demand stating the purpose thereof, for examination, in person or by agent or attorney, at any reasonable time and for any proper purpose, this Corporation's books and records of account, minutes, and record of holders of shares and to make extracts therefrom;

                  (g) Make available at the principal office of this Corporation at least ten (10) days before each meeting of shareholders and at the time and place of the meeting of shareholders a complete record of the shareholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order with the address of and the number of shares held by each, for inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours and during the whole time of the meeting;

                  (h) Give all notices required by law and these Bylaws;

                  (i) Execute with the President or Vice President share certificates and other documents requiring attestation and certification by this Corporation's Secretary; and

                  (j) Perform all duties incident to the office of Secretary and such other duties as may be assigned to the Secretary by the Board of Directors or the President.

         Section 10. The Treasurer. The Treasurer shall:

                  (a) Have charge and custody of, and be responsible for, all funds and securities of this Corporation;

                  (b) Receive and give receipts for moneys due and payable to this Corporation from any source whatsoever;

                  (c) Keep or cause to be kept correct and complete books and records of account;

                  (d) Render financial statements upon request to the Board of Directors;

                  (e) Have charge of, and be responsible for, the preparation and filing of all tax returns and reports required by law, and the collection and payment of taxes such as withheld taxes, sales and use taxes, and any other taxes for which this Corporation may be responsible;

                  (f) In the absence of the Secretary, execute with the President or a Vice President share certificates; and

                  (g) Perform all duties incident to the office of Treasurer, and such other duties as may be assigned to the Treasurer by the Board of Directors or the President. The Treasurer may be required to give a bond for the faithful performance of such Treasurer's duties in such sum and with such surety as may be determined by the Board of Directors.

         Section 11. The Controller. The controller shall:

                  (a) Subject to the direction of the Treasurer, have responsibility for the day-to-day management and custody of all funds and securities of the Corporation;

                  (b) Subject to the direction of the Treasurer, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever;

                  (c) Subject to the direction of the Treasurer, keep or cause to be kept correct and complete books and records of account;

                  (d) Subject to the direction of the Treasurer, render financial statements upon request to the Board of Directors;

                  (e) Subject to the direction of the Treasurer, have responsibility for the preparation and filing of all tax returns and reports required by law, and the collection and payment of taxes, such as withheld taxes, sales and use taxes, and any other taxes for which the Corporation may be responsible;

                  (f) Subject to the direction of the President, Vice President and Treasurer, have responsibility for day-to-day communications with, and the supply of information to, the Corporation's independent accountants, legal counsel and any other similar or related experts retained by the Corporation;

                  (g) Subject to the direction of the President and Vice President, have responsibility for providing documents and information, including but not limited to certificates of compliance, to agencies, contractors and subcontractors of the United States government in connection with the Corporation's federal government and government-related contracts, and for completing and executing such documents on behalf of the Corporation as may be prudent or necessary;

                  (h) Subject to the direction of the President, Vice President and Treasurer, have responsibility for the calculation or determination of acceptable price ranges for the Corporation's products insofar as such prices are required to conform with or are otherwise limited by, legal, contractual or regulatory restrictions;

                  (i) Subject to the direction of the President and Vice President, maintain records and have responsibility for the Corporation's day-to-day compliance with state and federal laws and regulations relating to wages and hours, fair employment practices, labor relations, employee benefits, employee safety and health, and similar or related employee matters;

                  (j) Subject to the direction of the President and Vice President, have responsibility for day-to-day routine communications with, and information supplied to, employees, stockholders, insurers and bonding companies, customers, subcontractors, banks and other financial institutions, and suppliers;

                  (k) Have such other duties and obligations as may be delegated to the Controller by the Board of Directors, any duly formed committee thereof, the President, the Vice President or the Treasurer;

                  (l) Notwithstanding the foregoing, the Controller shall have no borrowing authority without the express approval of the President, the Vice President or the Treasurer; and

                  (m) Notwithstanding the foregoing, the Controller shall have no authority to enter into contracts with vendors on behalf of the Corporation which will incur indebtedness or liability for the Corporation without the express approval of the Treasurer, the Vice President or the President.

         Section 12. The Chief Scientific Officer. The Chief Scientific Officer shall have full responsibility for, and supervise all activities of, the Corporation's Research and Development and Engineering Departments, and shall supervise all other scientific and technical activities and functions of the Corporation.

                                   ARTICLE II
                                    Directors

         Section 1. Number, Election and Term. The business and affairs of this Corporation shall be managed by the Board of Directors, as more fully set forth in Section 3 of this Article. The Board shall consist of not less than three (3) directors nor more than nine (9) directors, except that there need be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three (3) shareholders. The number of directors may be increased or decreased at any time by a majority vote of the whole Board of Directors, except that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

         The Board of Directors shall be elected annually by ballot of the holders of the shares of the Corporation entitled to vote thereon at the annual meeting of shareholders for the term of one (1) year and until the election and qualification of their successors, unless they sooner resign or are removed as provided by Section 16 of this Article.

         Section 2. Qualifications. Directors shall be natural persons of the age of eighteen years (18) or older, but need not be residents of the State of Colorado or shareholders of this Corporation.

         Section 3. Duties. The Board of Directors shall manage the business and affairs of this Corporation, including the issuance of and fixing consideration for the sale of shares of this Corporation, reviewing the reports of the Secretary and Treasurer, auditing all bills and accounts against this Corporation, fixing or delegating authority to fix the compensation of officers and employees of this Corporation and managing the assets of this Corporation. The Board may direct any officer or officers of this Corporation to conduct the ordinary business of this Corporation. The Board may, from time to time, employ such persons as the Board may deem necessary for the carrying on of the business of this Corporation, any of whom may also be officers or directors of this Corporation.

         A director shall perform the duties as a director, including the duties as a member of any committee of the Board upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of this Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing such duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs
(a), (b), and (c) of this Section; but such director shall not be considered to be acting in good faith if such director has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director who so performs said duties shall not have any liability by reason of being or having been a director of this Corporation. Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely are:

                  (a) One or more officers or employees of this Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                  (b) Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such persons' professional or expert competence; or

                  (c) A committee of the Board upon which the director does not serve, duly designated in accordance with a provision of the Articles of Incorporation or these Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

         Section 4. Chairman of the Board. The Board of Directors may elect a Chairman of the Board who shall serve in such capacity for a term of one (1) year and until his successor is duly elected and qualified. The Chairman shall preside at all meetings of the Board of Directors, provide a general direction for the Board of Directors and shall perform all such duties incident to the office of Chairman of the Board and such other duties as may be prescribed from time to time by the Board of Directors. The Chairman of the Board shall be responsible for formulating the general and long term policies, practices and strategy of the Corporation.

         Section 5. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate from among its members an executive or other committees, each of which, to the extent provided in the resolution or in the Articles of Incorporation or these Bylaws shall have all of the authority of the Board of Directors, except that no such committee shall have the authority to (i) declare dividends or distributions; (ii) approve or recommend to shareholders actions or proposals required by the Colorado Corporation Code to be approved by shareholders; (iii) fill vacancies on the Board of Directors or any committee thereof, (iv) amend these Bylaws; (v) approve a plan of merger; (vi) reduce earned or capital surplus; (vii) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or (viii) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares, and except that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares or any contract therefor and, in the case of a series, the designation thereof, may, pursuant to a general formula or method specified by the Board by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the dividend rate, provisions for redemption, sinking fund, conversion, or voting or preferential rights, and provisions for other features of a class of shares or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State under the Colorado Corporation Code.

         Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with such director's responsibility to act in good faith, in a manner the director reasonably believes to be in the best interests of this Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

         Section 6. Annual and Regular Meetings. The annual meeting of the Board of Directors shall be held immediately following the annual meeting of shareholders. The Board of Directors shall hold regular meetings at such other time or times as they may from time to time determine.

         Section 7. Special Meetings. Special meetings of the Board of Directors or any committee designated by the Board, shall be held whenever called by the President or by any member of the Board.

         Section 8. Place of Meetings. The Board of Directors or any committee designated by the Board may hold its meetings at such place or places within or without the State of Colorado as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice of such meetings.

         Section 9. Notice. Notice of special meetings shall be mailed to each director or committee person, addressed to the director at the director's address as it appears on the records of this Corporation, at least three (3) days before the day on which the meeting is to be held; or shall be sent to the director at such address by facsimile, electronic mail or delivered personally not later than one (1) day before the day on which the meeting is to be held. The notice shall indicate briefly the business to be transacted at or the purpose of the meeting.

         Section 10. Waiver of Notice and Approval of Action. Attendance of a director at a meeting constitutes a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Notice may be expressly waived by a writing executed and filed with the records of the meeting either before or after the holding thereof. No notice need be given of any adjourned meeting of the Board of Directors.

         As to any director who shall sign the minutes of any special or regular directors' meeting, such meeting shall be deemed to have been legally and duly called, noticed, held and conducted, and the signature of any director to the minutes of a meeting shall for all purposes and as to all persons be held to be an approval of the action thereto.

         Section 11. Meetings by Conference Telephone or Similar Communications Equipment. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at a meeting.

         Section 12. Action by Directors Without a Meeting. Any action required by the Colorado Corporation Code to be taken at a meeting of the directors or committee of the directors or any action which may be taken at a meeting of the directors or committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the directors or committee members entitled to vote with respect to the subject matter thereof.

         Such consent has the same force and effect as a unanimous vote of the directors or committee members, as the case may be.

         Section 13. Quorum and Manner of Acting. A majority of the number of directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board of Directors.

         Except as otherwise required by law, by the Articles of Incorporation, or by these Bylaws, the act of the majority of the directors present at a meeting at which a quorum is present, shall be the act of the Board of Directors.

         A director who is present at a meeting of the Board of Directors or a committee thereof when corporate action is taken is deemed to have assented to the action taken unless: (i) he objects at the beginning of such meeting to the holding of the meeting or the transacting of business at the meeting; (ii) he contemporaneously requests that his dissent from the action taken be entered in the minutes of such meeting; or (iii) he gives written notice of his dissent to the presiding officer of such meeting before its adjournment or the Secretary of this Corporation immediately after adjournment of such meeting. The right to dissent as to a specific action taken in a meeting of the Board of Directors or a committee thereof shall not be available to a director who votes in favor of such action.

         Section 14. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. Directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. Members of special or executive committees may be allowed like compensation for attending committee meetings.

         Section 15. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting or at a special meeting of shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until such director's successor has been elected and qualified.

         Section 16. Removal of Directors. At a meeting called expressly for that purpose, directors may be removed in the manner provided in this Section. The entire Board of Directors or any lesser number may be removed, with or without cause, by a vote of the holders of the majority of the shares then entitled to vote at an election of directors. In case any vacancy so created shall not be filled by the shareholders at such meeting, such vacancy may be filled by the directors as provided hereinabove.

         If the holders of the shares of any class are entitled to elect one or more directors by the provisions of the Articles of Incorporation, the provisions of this Section shall apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

         Section 17. Resignation. Any director may resign at any time by giving written notice to the President or the Secretary of this Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                   ARTICLE III
                                     Shares

         Section 1. Certificates. Each shareholder of this Corporation shall be entitled to a certificate showing the number of fully paid shares of the Corporation standing on the books in such shareholder's name. Each certificate shall be numbered, bear the signature of the President, or in case of the President's inability to act, the signature of the Vice President, and of the Secretary, or an Assistant Secretary, or the Treasurer, or an Assistant Treasurer, and the seal of the Corporation, and be issued in numerical order from the respective share certificate books. A full record of each certificate for shares as issued shall be entered in the stock transfer books of this Corporation.

         No certificate shall be issued for any shares until such shares are fully paid.

         Section 2. Transfers. Transfers of all shares shall be made upon the proper stock transfer books of this Corporation and must be accompanied by the surrender of the duly endorsed certificate or certificates representing the transferred shares, except as provided in Section 3 of this Article. Surrendered certificates shall be canceled and attached to the stock certificate book and a new certificate issued to the parties entitled thereto.

         Section 3. Lost Certificates. The Board of Directors may order a new certificate for shares to be issued in the place of any certificate of this Corporation alleged to have been lost or destroyed, but in either such case the board may direct that the owner of the lost certificate shall first cause to be given to this Corporation a bond in such sum as said board may fix as indemnity against any loss or claim that this Corporation may incur by reason of the issuance of such certificate. The Board may, in its discretion, refuse to replace any lost certificate save upon the order of some court having jurisdiction in such matters.

         Section 4. Stock Certificate and Transfer Books. The stock certificate and transfer books of this Corporation shall be kept at its registered office or principal place of business, or at the office of the transfer agent or registrar either within or without Colorado, and shall be subject to inspection as provided by Section 9 of Article I of these Bylaws and by the Colorado Corporation Code.

         Section 5. Voting of Shares. Unless otherwise provided by the Articles of Incorporation or a Certificate of Designation, each outstanding share of this Corporation is entitled to one (1) vote, and each fractional share is entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders. As more fully set forth in Section 7 of Article IV of these Bylaws, in the election of directors, each record holder of shares entitled to vote at such election has the right to vote the number of shares owned by such record holder for as many persons as there are directors to be elected, and for whose election such record holder has a right to vote. Cumulative voting shall not be allowed in the election of directors.

         Neither treasury shares nor shares held by another corporation, if the majority of the shares entitled to vote for the election of directors of such other corporation is held by this Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

         A shareholder may vote either in person or by proxy executed in writing by the shareholder or by the shareholder's duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the board of directors of that corporation may approve.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 6. Closing Transfer Books and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of this Corporation may provide that the stock transfer books be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

         In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

         If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring the dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, the determination shall apply to any adjournment thereof.

         Section 7. Issuance of Fractional Shares or Scrip. The Corporation may, but shall not be required to, issue fractions of a share. If this Corporation does not issue fractions of a share, it shall arrange for the disposition of fractional interests by those entitled thereto, pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share. A certificate for a fractional share shall, but scrip shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of this Corporation in the event of liquidation. The Board of Directors may cause such scrip to be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which the scrip is exchangeable may be sold by this Corporation and the proceeds thereof distributed to the holders of such scrip, or subject to any other conditions which the Board of Directors may deem advisable.

                                   ARTICLE IV
                                  Shareholders

         Section 1. Annual Meeting. The regular annual meeting of shareholders of this Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the regular annual meeting of the shareholders, the directors for the ensuing year shall be elected, the officers of this Corporation shall present their annual reports, and the secretary shall have on file for inspection and reference a complete record of shareholders, as provided in Section 9(g) of Article I of these bylaws.

         Section 2. Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the President, the Vice President or the holders of not less than ten percent (10%) of the outstanding shares entitled to vote at the meeting. Calls for special meetings shall specify the time, place, and object or objects thereof, and no other business than that specified in the call shall be considered in any such meeting.

         Section 3. Place of Meetings. The Board of Directors may designate any place, either within or without the State of Colorado, as the place for any annual meeting or for any special meeting called by the Board of Directors. If a special meeting shall be called otherwise than by the Board, or if the Board of Directors does not designate a place, the place of meeting shall be the principal office of this Corporation.

         Section 4. Notice of Meetings. Written notice stating the place, date, and hour of the meeting, and, in case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting, except that if the authorized shares are to be increased, at least thirty (30) days notice shall be given.

         Section 5. Meetings by Conference Telephone or Similar Communications Equipment. Shareholders may participate in a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at a meeting.

         Section 6. Action by Shareholders Without a Meeting. Any action required by the Colorado Corporation Code to be taken at a meeting of shareholders, or any action which may be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

         Such consent shall have the same force and effect as a unanimous vote of the shareholders.

         Section 7. Election of Directors. At each annual meeting of the shareholders of this Corporation, directors shall be elected to serve until the next annual meeting and until their successors are duly elected and qualified, unless they sooner resign or are removed pursuant to these Bylaws. Election of directors shall be by such of the shareholders as attend the annual meeting, either in person or by proxy, provided that if the majority of such shares entitled to vote is not represented, such meeting may be adjourned by the shareholders present for a period not exceeding sixty (60) days at any one adjournment. Each shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be allowed in the election of directors.

         Section 8. Quorum and Manner of Acting. Unless otherwise provided in the Articles of Incorporation or a Certificate of Designation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is required by the Colorado

Corporation Code, the Articles of Incorporation or a Certificate of Designation. In the absence of a quorum, those present may adjourn the meeting from day to day but in no event for a period to exceed sixty (60) days at any one adjournment.

         Section 9. Waiver of Notice and Approval of Action. When any notice is required to be given to any shareholder of this Corporation under the provisions of the Colorado Corporation Code, the Articles of Incorporation, or these Bylaws, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

         As to any shareholder who shall sign the minutes of any annual, regular or special meeting of shareholders, such meeting shall be deemed to have been legally and duly called, noticed, held and conducted, and the action taken thereat approved, and the minutes of such shareholders meeting shall be conclusive for all purposes and as to all persons to be an approval thereof.

         Section 10. Order of Business. The order of business at the annual meeting, and so far as is practicable at all other meetings of the shareholders, shall be as follows:

                  (a) Calling of roll;

                  (b) Proof of due notice of meeting or waiver of notice;

                  (c) Reading and disposal of any unapproved minutes;

                  (d) Annual reports of officers and committees;

                  (e) Election of directors;

                  (f) Unfinished business;

                  (g) New business; and

                  (h) Adjournment.

                                    ARTICLE V
                                    Dividends

         The Board of Directors may, from time to time, declare and this Corporation may pay dividends in cash, property, or its own shares, except when this Corporation is insolvent or when the payment thereof would render this Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Articles of Incorporation, subject to the following provisions:

                  (a) Dividends may be paid out of this Corporation's net assets in excess of its stated capital; except that no such dividends shall be paid to the holders of any class of shares if the payment would reduce the remaining net assets of this Corporation below the total of stated capital, plus additional amounts not forming part of stated capital, payable in the event of voluntary liquidation to the holders of shares having rights to the assets of this Corporation in liquidation preferential to those of the class on which such distribution is made.

                  (b) Dividends may be declared and paid in this Corporation's authorized but unissued shares out of any unreserved and unrestricted surplus of this Corporation provided such shares shall be issued at not less than the par value thereof, and there shall be transferred to stated capital at the time such dividend is paid an amount at least equal to the aggregate par value of the shares to be issued as a dividend.

                  (c) No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the Articles of Incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

                  (d) Dividends may be declared and paid in this Corporation's treasury shares.

                  (e) When any dividend is paid or any other distribution is made, in whole or in part, from sources other than unreserved and unrestricted earned surplus, such dividend or distribution shall be identified as such, and the source and amount per share paid from each source shall be disclosed to the shareholder receiving the same concurrently with the distribution thereof and to all other shareholders not later than six months after the end of this Corporation's fiscal year during which such distribution was made.

         A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of this Corporation shall not be construed to be a share dividend within the meaning of this Section.

                                   ARTICLE VI
                                 Indemnification

         Section 1. Definitions. As used in this Article VI:

                  (a) "Corporation" includes any domestic or foreign predecessor entity of this Corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction;

                  (b) "Director" means an individual who is or was a director of this Corporation and an individual who, while a director of this Corporation, is or was serving at this Corporation's request as a director, officer, partner, trustee, employee, or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise, or employee benefit plan. A director shall be considered to be serving an employee benefit plan at this Corporation's request if his duties to this Corporation also impose duties on or otherwise involve services by him to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context otherwise requires, the estate or personal representative of a director.

                  (c) "Expenses" includes attorney fees;

                  (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expense incurred with respect to a proceeding;

                  (e) "Official Capacity," when used with respect to a director, means the office of director in this Corporation, and, when used with respect to a person other than a director, means the office in this Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of this Corporation. "Official Capacity" does not include service for any other foreign or domestic corporation or for any partnership, joint venture, trust, other enterprise, or employee benefit plan;

                  (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

                  (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         Section 2. Permissive Indemnification of Directors. Except as provided in Section 4 of this Article VI, this Corporation may indemnify against liability incurred in any proceeding an individual made a party to the proceeding because he is or was a director if:

                  (a) He conducted himself in good faith;

                  (b) He reasonably believed: (i) in the case of conduct in his official capacity with this Corporation, that his conduct was in this Corporation's best interests; or (ii) in all other cases, that his conduct was at least not opposed to this Corporation's best interests; and

                  (c) In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

         A director's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in or beneficiaries of the plan shall be deemed to be conduct which is not opposed to this Corporation's best interests for purposes of this Section. A director whose conduct with respect to an employee benefit plan is for a purpose that he did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall not be deemed to have conducted himself in good faith for purposes of this Section.

         The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself be determinative that the individual did not meet the standard of conduct set forth in this Section 2.

         Indemnification permitted under this Section in connection with a proceeding by or in the right of this Corporation shall be limited to reasonable expenses incurred in connection with the proceeding.

         Section 3. Mandatory Indemnification of Directors. Unless limited by the Articles of Incorporation, this Corporation shall indemnify a director of this Corporation who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he was a party against reasonable expenses incurred by him in connection with the proceeding.

         Section 4. Prohibited Indemnification of Directors. The Corporation may not indemnify a director under Section 2 of this Article either:

                  (a) In connection with a proceeding by or in the right of this Corporation in which the director was adjudged liable to this Corporation; or

                  (b) In connection with any proceeding charging improper personal benefit to the director, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

         Section 5. Authority for Permissive Indemnification of Directors. The Corporation may not indemnify a director under Section 2 of this Article unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 2 of this Article. The determination required to be made by this Section shall be made:

                  (a) By the Board of Directors by a majority vote of a quorum, which quorum shall consist of directors not parties to the proceeding;

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors designated by the Board of Directors, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee; or

                  (c) If a quorum cannot be obtained or the committee cannot be established, or even if a quorum is obtained or a committee designated if such quorum or committee so directs, by: (i) independent legal counsel selected by a vote of the Board of Directors or the committee in the manner specified in Subsections (a) and (b) of this Section 5 or, if a quorum of the full Board of Directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board of Directors; or (ii) by the shareholders.

         Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible; except that, if the determination that indemnification is permissible is made by independent legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by the body that selected said counsel.

         Section 6. Advances of Expenses. The Corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a) The director furnishes this Corporation a written affirmation of his good faith belief that he has met the standard of conduct described in Subsection (a) of Section 2 of this Article;

                  (b) The director furnishes this Corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is determined that he did not meet such standard of conduct; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this Section.

         The undertaking required by Subsection (b) of this Section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

         Determinations and authorizations of payments under this Section shall be made in the manner specified in Section 5 of this Article.

         Section 7. Indemnification of Officers, Employees and Agents. The Corporation shall have the following powers and duties of indemnification with respect to officers, employees and agents:

                  (a) An officer of this Corporation who is not a director shall be entitled to mandatory indemnification pursuant to Section 3 of this Article.

                  (b) The Corporation may indemnify and advance expenses pursuant to Section 6 of this Article to an officer, employee, or agent of this Corporation who is not a director to the same extent as a director.

                  (c) The Corporation may indemnify and advance expenses to an officer, employee, or agent of this Corporation who is not a director to a greater extent if consistent with law.

         Section 8. Required Notice to Shareholders. Any indemnification or advance of expenses to a director in accordance with this Article, if arising out of a proceeding by or on behalf of this Corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholder's meeting.

         Section 9. Rights, Powers and Duties Not Exclusive. The indemnification provided by this Article shall not be construed to limit any other rights of indemnification to which directors, officers, employees and agents of this Corporation may be entitled under the laws of the State of Colorado; nor shall the indemnification provided by this Article be construed to limit any other of this Corporation's power to indemnify its directors, officers, employees and agents as may be provided by the laws of the State of Colorado.

                                   ARTICLE VII
                               Personal Liability

         Section 1. Liability Insurance. The Corporation may purchase-and maintain insurance on behalf of an individual who is or was a director, officer, employee, fiduciary, or agent of this Corporation or who, while a director, officer, employee, fiduciary, or agent of this Corporation, is or was serving at the request of this Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against or incurred by him in any such capacity or arising out of his status as such, whether or not this Corporation would have the power to indemnify him against such liability under the provisions of this Section. Any such insurance may be procured from any insurance company designated by the Board of Directors of this Corporation, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which this Corporation has equity or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII
                            Miscellaneous Provisions

         Section 1. Colorado Corporation Code. The provisions of the Colorado Corporation Code shall apply to this Corporation.

         Section 2. Corporate-Seal. The seal of
the Corporation shall consist of two concentric circles, between which shall be the name of this Corporation and the word "Colorado" and in the center of which shall be inscribed the word
"Seal," which seal, as impressed on the margin hereof, is hereby adopted as the seal of the Corporation.

         Section 3. Benefit Program. The directors shall have the power to install and authorize any pension, profit sharing, stock option, insurance, welfare, educational, bonus, health and accident or other benefit program which the board deems to be in the best interest of this Corporation, at the expense of this Corporation, and to amend or revoke any plan so adopted.

         Section 4. Reimbursement by Officers of Expenses. Any payments made to an officer of this Corporation such as salary, commission, bonus, interest, or rent, or entertainment, or travel expense incurred by such officer, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service or other properly constituted taxing authority, shall be reimbursed by such officer to this Corporation to the full extent of such disallowance. In lieu of payments by the officer, subject to the determination of the directors, proportionate amounts may be withheld from such officer's future compensation payments until the amount owed to this Corporation has been recovered.

                                   ARTICLE IX
                                   Definitions

         Unless the context requires otherwise, the following terms shall have the meaning specified in this Article:

                  (a) "Address" means street name and number, city or town, and United States post office zip code designation. If, by reason of rural location or otherwise, a street name, number, town, or city shall not exist, other appropriate "address" fixing as nearly as possible the actual physical location may be substituted, but in all such exceptional cases the rural free delivery route, the county, and the United States post office zip code designation shall be included.

                  (b) "Articles of Incorporation" means the original Articles of Incorporation or Articles of Consolidation and all amendments thereto, including Articles of Merger and Certificates of Designation filed to create this Corporation but also all other articles, certificates, agreements of merger or consolidation, and other instruments, howsoever designated, which are filed pursuant to the Colorado Corporation Code and which have the effect of amending or supplementing in some respect this Corporation's original articles of incorporation.

                  (c) "Authorized shares" means the shares of all classes which this Corporation is authorized to issue.

                  (d) "Capital surplus" means the entire surplus of this Corporation other than its earned surplus.

                  (e) "Certificate of Designation" means the statement filed with the Secretary of State which sets forth the division of any class of shares into series and the relative rights and preferences thereof.

                  (f) "Corporation" means Vari-L Company, Inc.

                  (g) "Earned surplus" means the portion of the surplus of this Corporation equal to the balance of its net profits, income, gains, and losses from the date of incorporation or from the latest date when a deficit was eliminated by an application of its capital surplus or stated capital or otherwise, after deducting subsequent distributions to shareholders and transfers to stated capital and capital surplus to the extent such distributions and transfers are made out of earned surplus. The term also includes any portion of surplus allocated to earned surplus in mergers, consolidations, or acquisitions of all or substantially all of the outstanding shares or of the property and assets of another corporation, domestic or foreign.

                  (h) "Employee" includes officers but not directors. A director may accept duties which make the director also an employee.

                  (i) Insolvent" means inability of this Corporation to pay its debts as they become due in the usual course of its business.

                  (j) "Net assets" means the amount by which the total assets of this Corporation, excluding treasury shares, exceed the total debts of this Corporation.

                  (k) "Notice to shareholders of record", if mailed, shall be deemed given as to any shareholder of record when deposited in the United States mail, addressed to the shareholder at such shareholder's address as it appears on the stock transfer books of this Corporation, with postage thereon prepaid, but if three successive letters mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to this Corporation.

                  (l) "Shareholder" means one who is a holder of record of shares in this Corporation.

                  (m) "Shares" means the units into which the proprietary interests in this Corporation are divided.

                  (n) "Stated capital" means, at any particular time, the sum of:

                           1. The par value of all shares of this Corporation
having a par value that have been issued;

                           2. The amount of the consideration received by this
Corporation for all shares of this Corporation without par value that have been issued, except such part of the consideration therefor as may have been allocated to capital surplus in a manner permitted by law; and

                           3. Such amounts not included in paragraphs (1) and
(2) of this definition as have been transferred to stated capital of this Corporation, whether upon the issue of shares as a share dividend or otherwise, minus all reductions from such sum as have been effected in a manner permitted by law.

                  (o) "Surplus" means the excess of the net assets of this Corporation over its stated capital.

                  (p) "Treasury shares" means shares of this Corporation which have been issued and subsequently acquired by and belong to this Corporation, and have not, either by reason of the acquisition or thereafter, been canceled or restored to the status of authorized but unissued shares. Treasury shares shall be deemed to be "issued" shares, but not outstanding shares.

                                    ARTICLE X
                                   Amendments

                  Any and all provisions of the Bylaws may be altered, amended, repealed or added to at any annual or special meeting, of the Board of Directors called for that purpose.

RESTATED AND AMENDED AS OF SEPTEMBER 26, 2002.



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